UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDED FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2017

NXCHAIN INC.

(Exact name of registrant as specified in its charter

Delaware	0-22735	45-3977747
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17702 Mitchell North Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 673-2464

11753 Willard Avenue
Tustin, California

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) On or about Augusts 31, 2017, NXChain Inc. (“Registrant” or “Company”) dismissed Rosenberg Rich Baker Berman & Company (“RRBB”) as its independent registered public accounting firm.

During Registrant’s fiscal years ended May 31, 2015 and 2016, and interim periods August 31, 2016 and November 30, 2016, there have been no disagreements with RRBB on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of RRBB would have caused RRBB to make reference to such matter in connection with its report. Registrant filed its Form 10-Q for the quarter ending February 28, 2017 without any review from RRBB or any other independent registered public accounting firm.

Registrant has furnished RRBB with a copy of the foregoing disclosure and requested RRBB to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of RRBB to the Securities and Exchange Commission, dated December 4, 2017, is attached as an exhibit hereto.

(b) Engagement of Hall & Company Certified Public Accountants And Consultants, Inc. (“Hall & Company”)

On November 2, 2017, the Board of Directors of Registrant approved the engagement of Hall & Company as Registrant’s independent public accountants for its fiscal year ending May 31, 2017. This decision was finalized between Registrant and Hall & Company on November 2, 2017. During Registrant’s two most recent fiscal years ended May 31, 2015 and 2016, and interim period subsequent to May 31, 2016, Registrant has not consulted with Hall & Company on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a) (1)(iv) or Regulation S-K) or reportable event (as defined in Item 304 (a) (1)(v) or Regulation S-K) with Registrant’s former auditor.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report

On April 13, 2017, the Company’s Form 10-Q for the period ended February 28, 2017 was filed without the permission of it independent registered public accounting firm. Therefore, the Company, as advised by RRBB on August 31, 2017, deemed the original filing of this Form 10-Q to be non-compliant pursuant to SEC Rules and Regulations. As a result, the financial statements should not be relied upon due to the independent registered public accounting firm not authorizing the issuance of the Form 10-Q as their quarterly review procedures had yet to be completed. The Company intends to file an amended Quarterly Report on Form 10-Q/A (Amended Filing). Differences, if any, between the Original Filing and the Amended Filing will be identified in the Amended Filing.

The Board of Directors discussed the matter in this Form 8-K concerning the Company's (now former) independent registered public accounting firm.

In February, 2017, the Company changed its management; prior management had not paid RRBB for its audit services; and the Company was financially distressed. Since then, the Company has entered into agreements to raise capital and has hired Hall & Company to remedy any problems with the Form 10-Q at issue and to comply with SEC Rules. Company seeks to operate a business and to convert from a shell company to a company with operations.

Certain statements contained in this Form 8-K may be deemed to be forward-looking statements under federal securities laws and the Registrant intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to those made in this disclosure. Registrant cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. Additional information on factors is continued in the Registrant’s filings made with the Securities and Exchange Commission. The Registrant assumes no (and hereby disclaims) obligation to update the forward-looking statements contained in this Form 8-K.

ITEM 9.01	EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
10.4	Letter from Rosenberg Rich Baker Berman & Company to the Securities and Exchange Commission, dated December 4, 2017.

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SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1943, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2017	NXCHAIN INC.

/s/ Sean Tabatabai
Chief Executive Officer

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